DIVIDENDS PAID AND PROPOSED	12 Months Ended
Dec. 31, 2023
Dividends Paid And Proposed
DIVIDENDS PAID AND PROPOSED	DIVIDENDS PAID AND PROPOSED
Pursuant to Bermuda law, VEON is restricted from declaring or paying a dividend if there are reasonable grounds for believing that
(a)VEON is, or would after the payment be, unable to pay its liabilities as they become due, or
(b)the realizable value of VEON assets would, as a result of the dividend, be less than the aggregate of VEON liabilities.
There were no dividends declared by VEON in respect of the years 2023, 2022 and 2021.
DIVIDENDS DECLARED TO NON-CONTROLLING INTERESTS
During 2023, 2022 and 2021, certain subsidiaries of the Company declared dividends, of which a portion was paid or payable to non-controlling interests as shown in the table below:

Name of subsidiary	2023	2022	2021

Omnium Telecom Algeria S.p.A	—	—	44
VIP Kazakhstan Holding AG	30	—	27
TNS Plus LLP	15	11	8
Other	—	3	10
Total dividends declared to non-controlling interests	45	14	89